Subsequent Event - Vision Bank Closing	12 Months Ended
Dec. 31, 2011
Subsequent Event - Vision Bank Closing [Abstract]
Subsequent Event - Vision Bank Closing

27. Subsequent Event – Vision Bank Closing

On February 16, 2012, Park and its wholly-owned subsidiary, Vision Bank, a Florida state-chartered bank, completed their sale of substantially all of the performing loans, operating assets and liabilities associated with Vision Bank to Centennial Bank ("Centennial"), an Arkansas state-chartered bank which is a wholly-owned subsidiary of Home BancShares, Inc., an Arkansas Corporation ("Home"), as contemplated by the previously announced Purchase and Assumption Agreement by and between Park, Vision, Home and Centennial, dated as of November 16, 2011, as amended by the First Amendment to Purchase and Assumption Agreement, dated as of January 25, 2012 (the "Agreement").

In accordance with the Agreement, on the closing date, Vision sold approximately $354 million in performing loans, approximately $520 million of deposits, fixed assets of approximately $12.5 million and other miscellaneous assets and liabilities for a purchase price of $27.9 million. Subsequent to the transactions contemplated by the Agreement, Vision was left with approximately $22 million of performing loans (including mortgage loans held for sale) and non-performing loans with a fair value of $88 million. Park will record a pre-tax gain, net of expenses directly related to the sale, of approximately $22 million, resulting from the transactions contemplated by the Agreement.

Promptly following the closing of the transactions contemplated by the Agreement, Vision surrendered its Florida banking charter to the Florida Office of Financial Regulation (the "OFR") and became a non-bank Florida corporation (the "Florida Corporation"). The Florida Corporation merged with and into a wholly-owned, non-bank subsidiary of Park, SE Property Holdings, LLC ("SE, LLC"), with SE, LLC being the surviving entity.